Exhibit 99.1

Oncternal Therapeutics Announces the Appointment of Dr. Rosemary Mazanet to the Board of Directors

SAN DIEGO, January 28, 2021 -- Oncternal Therapeutics, Inc. (Nasdaq: ONCT), a clinical-stage biopharmaceutical company focused on the development of novel oncology therapies, today announced the appointment of Rosemary Mazanet, M.D., Ph.D., to its Board of Directors, effective January 27, 2021. Dr. Mazanet has extensive experience in all stages of oncology drug development from investigational new drug submission (“IND”) through new drug application (“NDA”) approval and commercial launch.

“Dr. Mazanet brings deep expertise in oncology drug development and commercialization to the Board of Directors. Her broad experience in oncology drug development and commercialization will be a significant asset to Oncternal as we advance our cirmtuzumab, ROR1 CAR-T and TK216 programs for patients with cancer,” said James Breitmeyer, M.D., Ph.D., Oncternal’s President and CEO.

Dr. Mazanet trained in Internal Medicine and Oncology at the Brigham and Women’s Hospital/Dana Farber Cancer Institute before starting her industry career at Amgen as the head of Clinical Research. At Amgen, Rosemary was given broad responsibilities as one of the first U.S. trained clinician scientists in her field, where she led multiple successful product development initiatives (4 INDs and sBLAs, one BLA, CE mark and IDE) including FDA panel presentations. After Amgen, Rosemary moved into public equity and joined Oracle Partners LLC in New York. Since that time, she has been a presence in public and private equity biotech and specialty pharma investments, most recently as a General Partner of Apelles Investment Management.  She is currently the Chair of the Scientific Advisory Board and Chief Science Officer at Columbia Care, Inc.  In addition to serving as a life sciences management and investment professional, Rosemary has served as a C-suite executive at several biopharma companies and led development programs ranging from IND submission through NDA approval and commercial launch. Among the many boards she is on, Rosemary is a Charter Trustee at the University of Pennsylvania School of Medicine and is the Chair of the Leonard Davis Institute Executive Advisory Board at Wharton.

“Oncternal is making great progress advancing the ROR1 antibody cirmtuzumab for patients with hematological cancers and solid tumors,” said Dr. Mazanet. “In addition, Oncternal’s ROR1 CAR-T program and its TK216 ETS transcription factor inhibitor hold significant promise for transforming lives of patients with difficult to treat cancers. I am excited to be joining the Board during such an exciting time for the company.”

About Oncternal Therapeutics

Oncternal Therapeutics is a clinical-stage biopharmaceutical company focused on the development of novel oncology therapies for the treatment of cancers with critical unmet medical need. Oncternal focuses drug development on promising yet untapped biological pathways implicated in cancer generation or progression. The clinical pipeline includes cirmtuzumab, an investigational monoclonal antibody designed to inhibit the ROR1 pathway, a type I tyrosine kinase-like orphan receptor, that is being evaluated in a Phase 1/2 clinical trial in combination with ibrutinib for the treatment of patients with mantle cell lymphoma (MCL) and chronic lymphocytic leukemia (CLL) and in an investigator-sponsored, Phase 1b clinical trial in combination with paclitaxel for the treatment of women with HER2-negative metastatic or locally advanced, unresectable breast cancer. The clinical pipeline also includes TK216, an investigational targeted small-molecule inhibitor of the ETS family of oncoproteins, that is being evaluated in a Phase 1 clinical trial for patients with Ewing sarcoma alone and in combination with vincristine chemotherapy. In addition, Oncternal has a program utilizing the cirmtuzumab antibody backbone to develop a CAR-T therapy that targets ROR1, which is currently in preclinical development as a potential treatment for hematologic cancers and solid tumors. More information is available at www.oncternal.com.

Forward-Looking Information

Oncternal cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the company’s current beliefs and expectations. Forward looking statements include statements regarding Oncternal’s beliefs, goals, intentions and expectations including, without limitation, Oncternal’s expectations regarding its ability to advance its three oncology drug programs and other statements regarding Oncternal’s development plans. Forward looking statements are subject to risks and uncertainties inherent in Oncternal’s business, which include, but are not limited to: the risk that unforeseen adverse reactions or side effects may occur in the course of developing and testing product candidates such as cirmtuzumab, TK216 ROR1 CAR-T and Oncternal’s other product candidates, which could adversely impact the company’s ability to complete clinical trials and obtain regulatory approval for such product candidates; Oncternal has encountered delays, and may encounter additional delays or difficulties, in enrolling patients in its clinical trials as a result of the COVID-19 pandemic; the COVID-19 pandemic may disrupt Oncternal’s business operations, increasing its costs; uncertainties associated with the clinical development and process for obtaining regulatory approval of cirmtuzumab and Oncternal’s other product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; Oncternal’s dependence on the success of cirmtuzumab, TK216, ROR1 CAR-T and its other product development programs; the risk that the approval of one of Oncternal’s product candidates may be blocked for seven years if a competitor obtains approval of the same drug or biologic, as defined by the U.S. Food and Drug Administration, or if its product candidate is determined to be contained within the competitor’s product for the same indication or disease; the risk that competitors may develop technologies or product candidates more rapidly than Oncternal, or that are more effective than Oncternal’s product candidates, which could significantly jeopardize Oncternal’s ability to develop and successfully commercialize its product candidates; Oncternal’s limited operating history and the fact that it has incurred significant losses, and expects to continue to incur significant losses for the foreseeable future; the risk that the company will have insufficient funds to finance its planned operations and may not be able to obtain sufficient additional financing when needed or at all as required to achieve its goals, which could force the company to delay, limit, reduce or terminate its product development programs or other operations; the risk that the benefits associated with orphan drug designation may not be realized, including that orphan drug exclusivity may not effectively protect a product from competition and that such exclusivity may not be maintained; the risk that, if an orphan designated product, including cirmtuzumab, receives marketing approval for an indication broader than what is designated, it may not be entitled to orphan exclusivity; the possibility that competitors may receive approval of different products for the indication for which an orphan product has exclusivity or obtain approval for the same product but for a different indication for which the orphan product has exclusivity; and other risks described in the company’s prior press releases as well as in public periodic filings with the U.S. Securities & Exchange Commission. All forward-looking statements in this press release are current only as of the date hereof and, except as required by applicable law, Oncternal undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Oncternal Contacts:

Company Contact

Richard Vincent

858-434-1113

rvincent@oncternal.com

Investor Contact

Corey Davis, Ph.D.

LifeSci Advisors

212-915-2577

cdavis@lifesciadvisors.com

Source: Oncternal Therapeutics, Inc.